UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/30/2011

Savient Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-15313

DE	13-3033811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Tower Center
East Brunswick, NJ 08816
(Address of principal executive offices, including zip code)

732-418-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant's Certifying Accountant

On November 30, 2011, Savient Pharmaceuticals, Inc. (the "Registrant") dismissed McGladrey & Pullen, LLP ("McGladrey & Pullen") as its independent registered public accounting firm. The Registrant's Audit & Finance Committee of the board of directors (the "Committee") has approved McGladrey & Pullen's dismissal. In addition, on November 30, 2011, the Committee engaged KPMG, LLP ("KPMG") as the Registrant's new independent auditors for the fiscal year ending December 31, 2011.
During the Registrant's past two fiscal years ended December 31, 2010 and December 31, 2009 and through November 30, 2011, neither the Registrant, nor anyone acting on its behalf, consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; nor was a written report or oral advice provided to the Registrant which KPMG concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
None of the reports of McGladrey & Pullen on the Registrant's financial statements for either of the past two fiscal years ended December 31, 2010 and December 31, 2009 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.
In each of the Registrant's past two fiscal years ended December 31, 2010 and December 31, 2009 and through November 30, 2011, there were no (i) disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, with McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement would have caused it to make reference to the subject matter of the disagreement in its report on the Registrant's financial statements; or (ii) reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
On November 30, 2011, the Registrant requested that McGladrey & Pullen furnish it with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter received from McGladrey & Pullen in response to such request, which is dated December 2, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savient Pharmaceuticals, Inc.

Date: December 02, 2011	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
Senior Vice President & General Counsel